BlackRock FundsSM

BlackRock Liquid Environmentally Aware Fund

(the “Fund”)

Supplement dated November 23, 2020 to the Institutional Shares Summary Prospectus (the “Summary Prospectus”) of the Fund, dated November 27, 2019, as supplemented to date

Effective immediately, the Summary Prospectus is amended as follows:

In the section of the Summary Prospectus entitled “Purchase and Sale of Fund Shares,” the Institutional Shares column of the table is deleted in its entirety and replaced with the following:

Institutional Shares
Minimum Initial Investment

There is no minimum initial investment for:

•  Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

•  Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.

•  Clients investing through a self-directed IRA brokerage account program sponsored by a retirement plan record-keeper, provided that such program offers only mutual fund options and that the program maintains an account with the Fund on an omnibus basis.

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for:

•  Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

•  Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	No subsequent minimum.

Shareholders should retain this Supplement for future reference.

SPRO-LEAF-1120SUP